                                                                    Exhibit 10.1



                        DEFERRED COMPENSATION AGREEMENT




         THE WACKENHUT CORPORATION, a Florida corporation (Company) and Richard
R. Wackenhut (Executive) hereby agree as follows:

1. EMPLOYMENT. Company will employ Executive as Senior Vice President or in such other positions as may be determined from time to time by the Board of Directors of Company and at such rate of compensation as may be so determined. Executive will devote his full energy, skill and best efforts to the affairs of Company on a full-time basis. It is contemplated that such employment will continue until November 11, 2007 (Executive's Retirement Date), but nevertheless either Company or Executive may terminate Executive's employment at any time and for any reason upon sixty (60) days written notice to the other.

2. RETIREMENT. In the event Executive's employment continues until his Retirement Date it shall thereupon terminate and, commencing with the first month after Executive actually retires, Company will pay executive $8,333.00 monthly for two hundred for (240) months.

3. TERMINATION OF EMPLOYMENT. A. If Executive terminates his employment with Company, or if Company terminates Executive's employment for "Cause" as defined in subsection C. below, prior to Executive's Retirement Date, Company will pay Executive monthly, commencing with the first month after Executive's Retirement Date and continuing for two hundred forty (240) months, an amount calculated by multiplying the monthly amount payable at retirement specified in Section 2 above by a fraction the numerator of which is the sum of the number of full years between the date of this Agreement and the date of termination of employment, and the denominator of which is the number four (4); provided however, in no event shall the amount paid per month exceed the amount payable under Section 2 of this Agreement. In the sole discretion of the Board of Directors of Company, periods of time during which Executive may be disabled may be treated as time of employment for purposes of this computation.

         B. If Company terminates Executive's employment for any reason other than "Cause" as defined in subsection C. below, prior to Executive's Retirement Date, Company will pay Executive monthly, commencing with the first month after Executive's Retirement Date and continuing for two hundred forty (240) months, an amount calculated by multiplying the monthly amount payable at retirement specified in Section 2 by a fraction the numerator of which is the sum of the number of full years between the date of this Agreement and the date of termination of employment plus one, and the denominator of which is the number four (4); provided however, in no event shall the amount paid per month exceed the amount payable under Section 2 of this Agreement. In the sole discretion of the Board of Directors of Company, periods of time during which Executive may be disabled may be treated as time of employment for purposes of this computation.

          C. For purposes of this Agreement, termination for "Cause" is defined to mean gross or willful misconduct on the part of Executive in the performance of his duties as an employee of Company as determined by the Board of Directors of Company.

4. DEATH. If Executive dies before his Retirement Date and before termination of his employment with Company, Company shall pay Executive's named beneficiary (designated in Section 6 of this Agreement and hereinafter referred to as Beneficiary) a monthly amount of $8,333.00 commencing with the first month following death and continuing for one hundred twenty (120) months thereafter. In the case of death of Executive after termination of employment with Company, but before his Retirement Date, the Company shall pay to Beneficiary the lesser of a) a monthly amount determined by multiplying $8,333.00 by the applicable fraction from either subsections 3.A. or 3.B. of this Agreement, or b)
8,333.00, commencing with the first month following death and continuing for one hundred and twenty (120) months thereafter. If Executive dies within two hundred forty (240) months following his Retirement Date and while receiving payments hereunder, Company shall pay Beneficiary the payments which would have been made to Executive had he lived for the balance of said two hundred forty
(240) month period. If Executive shall die by suicide prior to January 1, 1987, whether sane or insane, no payments shall be made by the Company. If the Executive shall die by suicide after December 31, 1986, the Company shall make such payments as would be required by this Agreement had Executive died at that time other than by suicide.

5. SMALL AMOUNTS. In the event the amount of any monthly payments provided herein shall be less than Twenty ($20) Dollars, the Company in its sole discretion may in lieu thereof pay the commuted value of such payments (calculated on the basis of the interest rate and mortality assumptions being used by The Northwestern Mutual Life Insurance Company of Milwaukee, Wisconsin, to calculate immediate annuity rates on the date of this Agreement) to the person entitled to such payments.

6. BENEFICIARY. The Beneficiary (or Beneficiaries) of any payments to be made after Executive's death, shall be as designated by Executive and shown on attached Exhibit A or such other person or persons as Executive shall designate in writing to Company. If no effective designation of Beneficiaries has been made by Executive, any such payments shall be made to Executive's estate.

7. RESTRICTIONS. Executive shall not at any time, either directly or indirectly, accept employment with, render service, assistance or advice to, or allow his name to be used by any competitor of the Company unless approved by the Board of Directors of the Company. Determination by the Board of Directors of the Company that Executive has engaged in any such activity shall be binding and conclusive on all parties, and in addition to all other rights and remedies which Company shall have, neither Executive nor Beneficiary shall be entitled to any payments hereunder.

8. INSURANCE. If Company shall elect to purchase a life insurance contract to provide Company with funds to make payments hereunder, Company shall at all times be the sole and complete Owner and beneficiary of such contract, and shall have the unrestricted right to use all amounts and exercise all options and privileges thereunder without knowledge or consent of Executive or beneficiary or any other person, it being expressly agreed that neither Executive nor Beneficiary nor any other person shall have any right, title or interest whatsoever in or to any such contract.

9. SOURCE OF PAYMENTS. Executive, Beneficiary and any other person or persons having or claiming a right to payments hereunder or to any interest in this Agreement shall rely solely on the unsecured promise of Company set forth herein, and nothing in this Agreement shall be construed to give Executive, Beneficiary or any other person or persons any right, title, interest or claim in or to any specific asset, fund, reserve, account or property of any kind whatsoever owned by Company or in which it may have any right, title or interest now or in the future, but Executive shall have the right to enforce his claim against Company in the same manner as any unsecured creditor.

10. AMENDMENT. This Agreement may be amended at any time or from time to time by written agreement of the parties.

11. ASSIGNMENT. Neither Executive, nor Beneficiary, nor any other person entitled to payments hereunder shall have power to transfer, assign, anticipate, mortgage or otherwise encumber in advance any of such payments, nor shall such payments be subject to seizure for the payment of public or private debts, judgments, alimony or separate maintenance, or be transferable by operation of law in event of bankruptcy, insolvency or otherwise.

12. BINDING EFFECT. This Agreement shall be binding upon the parties hereto, their heirs, executors, administrators, successors and assigns. The
Company agrees it will not be a party to any merger, consolidation or reorganization, unless and until its obligations hereunder shall be expressly assumed by its successor or successors.

     IN WITNESS WHEREOF the parties have executed this Agreement effective the 29th day of December, 1985.





          (Executive)                                (Company)
                                              THE WACKENHUT CORPORATION


    /s/ Richard R. Wackenhut              By: /s/ George R. Wackenhut
    --------------------------                -------------------------
        Richard R. Wackenhut                         President


                                          Attest: /s/ J. P. Rowan
                                                   ----------------------
                                                      (CORPORATE SEAL)

                        DEFERRED COMPENSATION AGREEMENT



         THE WACKENHUT CORPORATION, a Florida corporation (Company) and Alan B. Bernstein (Executive) hereby agree as follows:

1. EMPLOYMENT. Company will employ Executive as Senior Vice President or in such other positions as may be determined from time to time by the Board of Directors of Company and at such rate of compensation as may be so determined. Executive will devote his full energy, skill and best efforts to the affairs of Company on a full-time basis. It is contemplated that such employment will continue until April 22, 2007, (Executive's Retirement Date), but nevertheless either Company or Executive may terminate Executive's employment at any time and for any reason upon sixty (60) days written notice to the other.

2. RETIREMENT. In the event Executive's employment continues until his Retirement Date it shall thereupon terminate and, commencing with the first month after Executive actually retires, Company will pay Executive $8,333.00 monthly for two hundred forty (240) months. See Section 10 of this Agreement concerning the right of Company to decrease the monthly amounts herein provided.

3. TERMINATION OF EMPLOYMENT. A. If Executive terminates his employment with Company, or if Company terminates Executive's employment for "Cause" as defined in subsection C. below, prior to Executive's Retirement Date, Company will pay Executive monthly, commencing with the first month after Executive's Retirement Date and continuing for two hundred forty (240) months, an amount calculated by multiplying the monthly amount payable at retirement specified in Section 2 above by a fraction the numerator of which is the sum of the number of full years between the date of this Agreement and the date of termination of employment, and the denominator of which is the number four (4); provided however, in no event shall the amount paid per month exceed the amount payable under Section 2 of this Agreement. In the sole discretion of the Board of Directors of Company, periods of time during which Executive may be disabled may be treated as time of employment for purposes of this computation.

         B. If Company terminates Executive's employment for any reason other than "Cause" as defined in subsection C. below, prior to Executive's Retirement Date, Company will pay Executive monthly, commencing with the first month after Executive's Retirement Date and continuing for two-hundred forty (240) months, an amount calculated by multiplying the monthly amount payable at retirement specified in Section 2 by a fraction the numerator of which is the sum of the number of full years between the date of this Agreement and the date of termination of employment plus one, and the denominator of which is the number four (4); provided however, in no event shall the amount paid per month exceed the amount payable under Section 2 of this Agreement. In the sole discretion of the Board of Directors of Company, periods of time during which Executive may be disabled may be treated as time of employment for purposes of this computation.

     C. For purposes of this Agreement, termination for "Cause" is defined to mean gross or willful misconduct on the part of Executive in the performance of his duties as an employee of Company as determined by the Board of Directors of Company.

4. DEATH. If Executive dies before his Retirement Date and before termination of his employment with Company, Company shall pay Executive's named beneficiary (designated in Section 6 of this Agreement and hereinafter referred to as Beneficiary) a monthly amount of $8,333.00 commencing with the first month following death and continuing for one hundred twenty (120) months thereafter. In the case of death of Executive after termination of employment with Company, but before his Retirement Date, the Company shall pay to Beneficiary the lesser of a) a monthly amount determined by multiplying $8,333.00 by the applicable fraction from either subsections 3.A. or 3.B. of this Agreement, or b) 8,333.00, commencing with the first month following death and continuing for one hundred and twenty (120) months thereafter. If Executive dies within two hundred forty
(240) months following his Retirement Date and while receiving payments hereunder, Company shall pay Beneficiary the payments which would have been made to Executive had he lived for the balance of said two hundred forty (240) month period. If Executive shall die by suicide prior to July 1, 1987, whether sane or insane, no payments shall be made by the Company. If the Executive shall die by suicide after June 30, 1987, the Company shall make such payments as would be required by this Agreement had Executive died at that time other than by suicide. See Section 10 of this Agreement concerning the right of Company to decrease the monthly amounts herein provided.

5. SMALL AMOUNTS. In the event the amount of any monthly payments provided herein shall be less than Twenty ($20) Dollars, the Company in its sole discretion may in lieu thereof pay the commuted value of such payments (calculated on the basis of the interest rate and mortality assumptions being used by The Northwestern Mutual Life Insurance Company of Milwaukee, Wisconsin, to calculate immediate annuity rates on the date of this Agreement) to the person entitled to such payments.

6. BENEFICIARY. The Beneficiary (or Beneficiaries) of any payments to be made after Executive's death, shall be as designated by Executive and shown on attached Exhibit A or such other person or persons as Executive shall designate in writing to Company. If no effective designation of Beneficiaries has been made by Executive, any such payments shall be made to Executive's estate.

7. RESTRICTIONS. Executive shall not at any time, either directly or indirectly, accept employment with, render service, assistance or advice to, or allow his name to be used by any competitor of the Company unless approved by the Board of Directors of the Company. Determination by the Board of Directors of the Company that Executive has engaged in any such activity shall be binding and conclusive on all parties, and in addition to all other rights and remedies which Company shall have, neither Executive nor Beneficiary shall be entitled to any payments hereunder.

         IN WITNESS WHEREOF the parties have executed this Agreement effective the 29th day of December, 1985.


         (Executive)                                       (Company)
                                                   THE WACKENHUT CORPORATION



/s/ Alan B. Bernstein                         By: /s/ Richard R. Wackenhut
------------------------------                   -------------------------------
Alan B. Bernstein                                           President



                                              Attest:  /s/ J.P. Rowan
                                                      --------------------------

                                                   (CORPORATE SEAL)

                        DEFERRED COMPENSATION AGREEMENT


         THE WACKENHUT CORPORATION, a Florida corporation (Company) and Fernando Carrizosa (Executive) hereby agree as follows:

 1. EMPLOYMENT. Company will employ Executive as Senior Vice President or in such other positions as may be determined from to time by the Board of Directors of Company and at such rate of compensation as may be so determined. Executive will devote his full energy, skill and best efforts to the affairs of Company on a full-time basis. It is contemplated that such employment will continue until September 30, 2003, (Executive's Retirement Date), but nevertheless either Company or Executive may terminate Executive's employment at any time and for any reason upon sixty (60) days written notice to the other.

 2. RETIREMENT. In the event Executive's employment continues until his Retirement Date it shall thereupon terminate and, commencing with the first month after Executive actually retires, Company will pay Executive $4,166.00 monthly for two hundred forty (240) months.

 3. TERMINATION OF EMPLOYMENT. A. If Executive terminates his employment with Company, or if Company terminates Executive's employment prior to Executive's Retirement Date but after March 30, 1994 Company will pay Executive monthly, commencing with the first month after Executive's Retirement Date and continuing for two hundred forty (240) months, an amount calculated by multiplying the monthly amount payable at retirement specified in Section 2 above by a fraction the numerator of which is the sum of the number of full years between the date of this Agreement and the date of termination of employment, and the denominator of which is the number ten (10); provided however, in no event shall the amount paid per month exceed the amount payable under Section 2 of this Agreement. In the sole discretion of the Board of Directors of Company, periods of time during which Executive may be disabled may be treated as time of employment for purposes of this computation.

    B. If Executive terminates his employment with Company prior to March 30, 1994, or if Company terminates Executive's employment for any reason prior to March 30, 1994, Executive shall receive no payments whatsoever under this Agreement.

 4. DEATH. If Executive dies before his Retirement Date and before termination of his employment with Company, Company shall pay Executive's named beneficiary (designated as provided in Section 6 of this Agreement and hereinafter referred to as Beneficiary) a monthly amount of $4,166.00 commencing with the first month following death and continuing for one hundred twenty (120) months thereafter. In the case of death of

Executive after termination of employment with Company, but before his Retirement Date, the Company shall pay to Beneficiary the lesser of a) a monthly amount determined by multiplying $4,166.00 by the fraction determined from subsection 3.A. of this Agreement, or b) $4,166.00, commencing with the first month following death and continuing for one hundred and twenty (120) months thereafter. If Executive dies within two hundred forty (240) months following his Retirement Date and while receiving payments hereunder, Company shall pay Beneficiary the payments which would have been made to Executive had he lived for the balance of said two hundred forty (240) month period. If Executive shall die by suicide prior to July 1, 1990, whether sane or insane, no payments shall be made by the Company. If the Executive shall die by suicide after June 30, 1990 the Company shall make such payments as would be required by this Agreement had Executive died at that time other than by suicide.

5. SMALL AMOUNTS. In the event the amount of any monthly payments provided herein shall be less than Twenty ($20) Dollars, the Company in its sole discretion may in lieu thereof pay the commuted value of such payments (calculated on the basis of the interest rate and mortality assumptions being used by The Northwestern Mutual Life Insurance Company of Milwaukee, Wisconsin, to calculate immediate annuity rates on the date of this Agreement) to the person entitled to such payments.

6. BENEFICIARY. The Beneficiary (or Beneficiaries) of any payments to be made after Executive's death, shall be as designated by Executive and shown on attached Exhibit A or such other person or persons as Executive shall designate in writing to Company. If no effective designation of Beneficiaries has been made by Executive, any such payments shall be made to Executive's estate.

7. RESTRICTIONS. Executive shall not at any time, either directly or indirectly, accept employment with, render service, assistance or advice to, or allow his name to be used by any competitor of the Company unless approved by the Board of Directors of the Company. Determination by the Board of Directors of the Company that Executive has engaged in any such activity shall be binding and conclusive on all parties, and in addition to all other rights and remedies which Company shall have, neither Executive nor Beneficiary shall be entitled to any payments hereunder.

8. INSURANCE. If Company shall elect to purchase a life insurance contract to provide Company with funds to make payments hereunder, Company shall at all times be the sole and complete Owner and beneficiary of such contract, and shall have the unrestricted right to use all amounts and exercise all options and privileges thereunder without knowledge or consent of Executive or Beneficiary or any other person, it being expressly agreed that neither Executive nor Beneficiary nor any other person shall have any right, title or interest whatsoever in or to any such contract.

9. SOURCE OF PAYMENTS. Executive, Beneficiary and any other person or persons having or claiming a right to payments hereunder or to any interest in this Agreement shall rely solely on the unsecured promise of Company set forth herein, and nothing in this Agreement shall be construed to give Executive, Beneficiary or any other person or persons any right, title, interest or claim in or to any specific asset, fund, reserve, account or property of any kind whatsoever owned by Company or in which it may have any right, title or interest now or in the future, but Executive shall have the right to enforce his claim against Company in the same manner as an unsecured creditor.

10. AMENDMENT. This Agreement may be amended at any time or from time to time written agreement of the parties.

11. ASSIGNMENT. Neither Executive, nor Beneficiary, nor any other person entitled to payments hereunder shall have power to transfer, assign, anticipate, mortgage or otherwise encumber in advance any of such payments, nor shall such payments be subject to seizure for the payment of public or private debts, judgments, alimony or separate maintenance, or be transferable by operation of law in event of bankruptcy, insolvency or otherwise.

12. BINDING EFFECT. This Agreement shall be binding upon the parties hereto, their heirs, executors, administrators, successors and assigns. The Company agrees it will not be a party to any merger, consolidation or reorganization, unless and until its obligations hereunder shall be expressly assumed by its successor or successors.

         IN WITNESS WHEREOF the parties have executed this Agreement effective the 30th day of March, 1989.



            (Executive)                            (Company)
                                            THE WACKENHUT CORPORATION


         /s/ Fernando Carrizosa           By:  /s/ Richard R. Wackenhut
       ---------------------------           ----------------------------
            Fernando Carrizosa                      President

                                           Attest: /s/ J.P. Rowan
                                                  -----------------------


                                                    (CORPORATE SEAL)

                        DEFERRED COMPENSATION AGREEMENT

         THE WACKENHUT CORPORATION, a Florida corporation (Company) and Robert
C. Kneip (Executive) hereby agree as follows:

1. EMPLOYMENT. Company will employ Executive as Senior Vice President or in such other positions as may be determined from time to time by the Board of Directors of Company and at such rate of compensation as may be so determined. Executive will devote his full energy, skill and best efforts to the affairs of Company on a full-time basis. It is contemplated that such employment will continue until March 8, 2008, (Executive's Retirement Date), but nevertheless either Company or Executive may terminate Executive's employment at any time and for any reason upon sixty (60) days written notice to the other.

2. RETIREMENT. In the event Executive's employment continues until his Retirement Date it shall thereupon terminate and, commencing with the first month after Executive actually retires, Company will pay Executive $4,166.00 monthly for two hundred forty (240) months.

3. TERMINATION OF EMPLOYMENT. A. If Executive terminates his employment with Company, or if Company terminates Executive's employment prior to Executive's Retirement Date but after April 29, 1993, Company will pay Executive monthly, commencing with the first month after Executive's Retirement Date and continuing for two hundred forty (240) months, an amount calculated by multiplying the monthly amount payable at retirement specified in Section 2 above by a fraction the numerator of which is the sum of the number of full years between the date of this Agreement and the date of termination of employment, and the denominator of which is the number ten (10); provided however, in no event shall the amount paid per month exceed the amount payable under Section 2 of this Agreement. In the sole discretion of the Board of Directors of Company, periods of time during which Executive may be disabled may be treated as time of employment for purposes of this computation.

         B. If Executive terminates his employment with Company prior to April 30, 1993, or if Company terminates Executive's employment for any reason prior to April 30, 1993, Executive shall receive no payments whatsoever under this Agreement.

4. DEATH. If Executive dies before his Retirement Date and before termination of his employment with Company, Company shall pay Executive's named beneficiary (designated as provided in Section 6 of this Agreement and hereinafter referred to as Beneficiary) a monthly amount of $4,166.00 commencing with the first month following death and continuing for one hundred twenty (120) months thereafter. In the case of death of

Executive after termination of employment with Company, but before his Retirement Date, the Company shall pay to Beneficiary the lesser of a) a monthly amount determined by multiplying $4,166.00 by the fraction determined from subsection 3.A. of this Agreement, or b) $4,166.00, commencing with the first month following death and continuing for one hundred and twenty (120) months thereafter. If Executive dies within two hundred forty (240) months following his Retirement Date and while receiving payments hereunder, Company shall pay Beneficiary the payments which would have been made to Executive had he lived for the balance of said two hundred forty (240) month period. If Executive shall die by suicide prior to June 1, 1989, whether sane or insane, no payments shall be made by the Company. If the Executive shall die by suicide after May 31, 1989 the Company shall make such payments as would be required by this Agreement had Executive died at that time other than by suicide.

5. SMALL AMOUNTS. In the event the amount of any monthly payments provided herein shall be less than Twenty ($20) Dollars, the Company in its sole discretion may in lieu thereof pay the commuted value of such payments (calculated on the basis of the interest rate and mortality assumptions being used by The Northwestern Mutual Life Insurance Company of Milwaukee, Wisconsin, to calculate immediate annuity rates on the date of this Agreement) to the person entitled to such payments.

6. BENEFICIARY. The Beneficiary (or Beneficiaries) of any payments to be made after Executive's death, shall be as designated by Executive and shown on attached Exhibit A or such other person or persons as Executive shall designate in writing to Company. If no effective designation of Beneficiaries has been made by Executive, any such payments shall be made to Executive's estate.

7. RESTRICTIONS. Executive shall not at any time, either directly or indirectly, accept employment with, render service, assistance or advice to, or allow his name to be used by any competitor of the Company unless approved by the Board of Directors of the Company. Determination by the Board of Directors of the Company that Executive has engaged in any such activity shall be binding and conclusive on all parties, and in addition to all other rights and remedies which Company shall have, neither Executive nor Beneficiary shall be entitled to any payments hereunder.

8. INSURANCE. If Company shall elect to purchase a life insurance contract to provide Company with funds to make payments hereunder, Company shall at all times be the sole and complete Owner and beneficiary of such contract, and shall have the unrestricted right to use all amounts and exercise all options and privileges thereunder without knowledge or consent of Executive or Beneficiary or any other person, it being expressly agreed that neither Executive nor Beneficiary nor any other person shall have any right, title or interest whatsoever in or to any such contract.

9. SOURCE OF PAYMENTS. Executive, Beneficiary and any other person or persons having or claiming a right to payments hereunder or to any interest in this Agreement shall rely solely on the unsecured promise of Company set forth herein, and nothing in this Agreement shall be construed to give Executive, Beneficiary or any other person or persons any right, title, interest or claim in or to any specific asset, fund, reserve, account or property of any kind whatsoever owned by Company or in which it may have any right, title or interest now or in the future, but Executive shall have the right to enforce his claim against Company in the same manner as any unsecured creditor.

10. AMENDMENT. This Agreement may be amended at any time or from time to time by written agreement of the parties.

11. ASSIGNMENT. Neither Executive, nor Beneficiary, nor any other person entitled to payments hereunder shall have power to transfer, assign, anticipate, mortgage or otherwise encumber in advance any of such payments, nor shall such payments be subject to seizure for the payment of public or private debts, judgments, alimony or separate maintenance, or be transferable by operation of law in event of bankruptcy, insolvency or otherwise.

12. BINDING EFFECT. This Agreement shall be binding upon the parties hereto, their heirs, executors, administrators, successors and assigns. The Company agrees it will not be a party to any merger, consolidation or reorganization, unless and until its obligations hereunder shall be expressly assumed by its successor or successors.


         IN WITNESS WHEREOF the parties have executed this Agreement effective the 30th day of April, 1988.


       (Executive)                                          (Company)
                                                 The Wackenhut Corporation


/s/ Robert C. Kneip                          By: /s/ Richard R. Wackenhut
------------------------------                   -------------------------------
Robert C. Kneip                                             President



                                             Attest: /s/ J. P. Rowan
                                                     ---------------------------

                                                          (CORPORATE SEAL)